Exhibit 10.18

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

Void after

[Date]

NETCORDIA, INC.

WARRANT TO PURCHASE SHARES

This Warrant is issued to             , by Netcordia, Inc., a Delaware corporation (the “Company”), pursuant to the terms of that certain Series B1 Convertible Preferred Stock and Warrant Purchase Agreement of even date herewith by and among the Company and the Purchasers (as defined therein) (the “Purchase Agreement”), in connection with the Company’s issuance to the holder of this Warrant of shares of Series Bl Convertible Preferred Stock.

1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth and set forth in the Purchase Agreement, the holder of this Warrant is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company             Shares (as defined below) at the Exercise Price (as defined below).

2. Definitions.

(a) Change of Control. The term “Change of Control” shall mean either (i) an Acquisition or (ii) an Asset Transfer, as such terms are defined in the Company’s Certificate of Incorporation as in effect as of the date hereof.

(b) Exercise Price. The “Exercise Price” for the Shares shall be $            per share.

(c) Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the date of issuance of this Warrant and ending on the expiration of this Warrant pursuant to Section 14 hereof.

(d) Initial Offering. The term “Initial Offering” has the meaning set forth in the Investor Rights Agreement.

(e) Investor Rights Agreement. The term “Investor Rights Agreement” means the Amended and Restated Investor Rights Agreement of even date herewith by and among the Company and the Investors (as defined therein).

(f) The Shares. The term “Shares” shall mean shares of the Company’s Common Stock.

3. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

(i) the surrender of the Warrant, together with a notice of exercise to the Secretary of the Company at its principal offices; and

(ii) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

4. Net Exercise. In lieu of cash exercising this Warrant, the holder of this Warrant may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of Shares computed using the following formula:

Y (A- B)
X =	A

Where

X — The number of Shares to be issued to the holder of this Warrant.

Y — The number of Shares purchasable under this Warrant.

A — The fair market value of one Share.

B — The Exercise Price (as adjusted to the date of such calculations).

For purposes of this Section 4, the fair market value of one share of Common Stock on the date of calculation shall mean:

(i) if the exercise is in connection with the Initial Offering, and if the Company’s registration statement relating to the Initial Offering has been declared effective by the Securities and Exchange Commission, then the fair market value of a Share shall be the initial “Price to Public” per share specified in the final prospectus with respect to the offering;

(ii) if this Warrant is exercised after, and not in connection with, the Company’s initial public offering, and if the Company’s Common Stock is traded on a securities exchange or actively traded over-the-counter:

(1) if the Company’s Common Stock is traded on a securities exchange, the fair market value of a Share shall be deemed to be the average of the closing prices over a thirty (30) day period ending three days before date of calculation; or

(2) if the Company’s Common Stock is actively traded over-the-counter, the fair market value of a Share shall be deemed to be the average of the closing bid or sales price (whichever is applicable) over the thirty (30) day period ending three days before the date of calculation; or if neither (i) nor (ii) is applicable, the fair market value of a Share shall mean the price per Share that the Company could obtain from a willing buyer for Shares sold by the Company from authorized but unissued Shares, as such prices shall be determined in good faith by the Company’s Board of Directors.

5. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

6. Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

7. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide the Shares, by split-up or otherwise, or combine its Shares, or issue additional shares of its Shares as a dividend, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 7(a) above), then the Company shall make appropriate provision so that the holder of this Warrant shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of Shares as were purchasable by the holder of this Warrant immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

(c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the holder of such event and of the number of Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

8. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

9. Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of this Warrant have been taken.

10. Representations and Warranties by the Holder. The Holder represents and warrants to the Company and agrees as follows:

(a) The Holder is subject to the terms and conditions set forth in the Investor Rights Agreement, Amended and Restated Voting Agreement, and Amended and Restated Right of First Refusal and Co-Sale Agreement, each of even date herewith.

(b) This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the “Act”). Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

(c) The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

(d) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

(e) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

(f) The Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act.

11. Restrictive Legend.

The Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF AN INVESTOR RIGHTS AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE COMPANY, AS AMENDED FROM TIME TO TIME. COPIES OF SUCH AGREEMENT MAYBE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

12. Warrants Transferable. Subject to compliance with the terms and conditions of this Section 12, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed or accompanied by written instructions of transfer. With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, the holder hereof agrees to the obligations set forth in Section 2.1 of the Investor Rights Agreement.

13. Rights of Stockholders. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or Subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

14. Expiration of Warrant; Change of Control.

(a) This Warrant shall expire and shall no longer be exercisable after 5:00 p.m., Washington, D.C. local time, on             .

(b) In the event of a Change of Control, no separate consent of the holder of this Warrant, as a Warrant holder, shall be required for such Change of Control. This Warrant shall automatically become, without any action by the holder of this Warrant, the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Change of Control by a holder of the number of Shares for which this Warrant is exercisable immediately prior to such Change of Control.

15. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be addressed (i) if to the Holder, ‘at the Holder’s address as set forth on the Schedule of Investors to the Purchase Agreement, and (ii) if to the Company, at the address of its principal corporate offices (attention: President), with a copy to             or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

16. “Market Stand-Off” Agreement. Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company (not to exceed one hundred eighty (180) days following the effective date of any underwritten registration statement of the Company filed under the Act (or, if required by such underwriter, such longer period of time as is necessary to enable such underwriter to issue a research report or make a public appearance that relate to an earnings release or announcement by the Company within eighteen (18) days prior to or after the date that is one hundred eighty (180) days after the effective date of the registration statement relating to such offering, but in any event not to exceed two hundred ten (210) days following such effective date)) following the effective date of a registration statement of the Company filed under the Act; provided that:

(a) such agreement shall apply only to the Initial Offering; and

(b) all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities enter into similar agreements.

17. Governing Law. This Warrant shall be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents entered into and performed entirely within Delaware. Regarding any dispute arising hereunder, the parties hereto shall first attempt in good faith to resolve such dispute among the applicable parties. If such attempt fails, then any dispute between or among the parties to this Warrant relating to or in respect of this Warrant, its negotiation, execution, performance or subject matter, or any course of conduct or dealing or actions under or in respect of this Warrant, shall be submitted to, and resolved exclusively pursuant to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”) or the Judicial Arbitration and Mediation Services, Inc. (“JAMS”). Such arbitration shall take place in Montgomery County, Maryland, with one mutually acceptable arbitrator presiding at such arbitration proceeding, and shall be subject to the substantive law of the State of Delaware. If after sixty (60) days the parties cannot agree on an acceptable arbitrator, then the Chairman or other authorized AAA or JAMS representative shall appoint an arbitrator. Decisions pursuant to such arbitration shall be final, conclusive and binding on the parties. Upon the conclusion of arbitration, the parties may apply to any state court of the State of Delaware, the United States District Courts in the State of Delaware, any state court of the State of Maryland or the United States District Courts in the District of Maryland to enforce the decision pursuant to such arbitration. ACCORDINGLY, EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RIGHT, IF ANY, TO A JURY TRIAL IN RESPECT OF SUCH DISPUTE.

18. Rights and Obligations Survive Exercise of Warrant. Unless otherwise provided herein, the rights and obligations of the Company, of the holder of this Warrant and of the holder of the Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

19. Exchange of Warrants. Upon the surrender by the holder of this Warrant of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 12 hereof, issue and deliver to or upon the order of such holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of such holder or as such holder may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

20. Severability. If any provision of this Warrant is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

21. No Impairment. The Company will not, by amendment of its Amended and Restated Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will (subject to Section 14) at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

22. Amendment or Waiver. Any term of this Warrant may be amended or waived upon written consent of the Company and the holders of at least a majority of the Common Stock issuable upon exercise of outstanding Warrants purchased pursuant to the Purchase Agreement. By acceptance hereof, the holder of this Warrant acknowledges that in the event the required consent is obtained, any term of this Warrant may be amended or waived with or without the consent of the holder of this Warrant; provided, however, that any amendment hereof that would materially adversely affect the holder of this Warrant in a manner different from the holders of the remaining Warrants issued pursuant to the Purchase Agreement shall also require the consent of holder of this Warrant.

Issued this             day of             .

NETCORDIA, INC.

By:
Name:
Title:

Address:

EXHIBIT A

NOTICE OF EXERCISE

TO:	Netcordia, Inc.
2431 Solomons Island Road
Suite 302
Annapolis, Maryland 21401
Attention: President

1. The undersigned hereby elects to purchase             Shares of Common Stock pursuant to the terms of the attached Warrant.

2. Method of Exercise (Please initial the applicable blank):

The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 4 of the Warrant.

3. Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

4. The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 10 of the attached Warrant (including Section 10(f) thereof) are true and correct as of the date hereof.

(Signature)

(Name)

(Date)	(Title)

EXHIBIT B

FORM OF TRANSFER

(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto             the right represented by the attached Warrant to purchase             shares of Common Stock of Netcordia, Inc. to which the attached Warrant relates, and appoints             Attorney to transfer such right on the books of             , with full power of substitution in the premises.

Dated:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address:

Signed in the presence of: